Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of cash and cash equivalents [text block] [Abstract]
Detailed Informations About Cash And Cash Equivalents Explanatory [text block]
	2019	2018
	S/(000)	S/(000)

Cash on hand	149	152
Cash at banks (b)	16,617	18,821
Short-term deposits (c)	51,500	30,094

	68,266	49,067
(b)	Cash at banks is denominated in local currency and U.S. dollars, is deposited in local and foreign bank are freely available. The demand deposits interest yield is based on daily bank deposit rates.
(c)	As of December 31, 2019 and 2018, the short-term deposits held in local banks were freely available and earned interest at the respective short-term deposits rates. These short-term deposits, with original maturities of less than three months, were collected in January 2020 and January and February 2019, respectively.